GE INVESTMENTS FUNDS, INC.

U.S. Equity Fund

Supplement dated May 29, 2012

To the Statutory Prospectus dated May 1, 2012

and

Summary Prospectus dated May 1, 2012

Effective May 29, 2012, the GE Investments Funds, Inc. Prospectus dated May 1, 2012 (the “Prospectus”) and GE Investments U.S. Equity Fund Summary Prospectus dated May 1, 2012 (the “Summary Prospectus”) are revised as follows:

U.S. Equity Fund

On page 4 of the Prospectus and on page 3 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David B. Carlson	1 year	Chief Investment Officer — U.S. Equities
Stephen V. Gelhaus	10 years	Senior Vice President
Paul C. Reinhardt	11 years	Senior Vice President

On page 60 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers,” the paragraph entitled “U.S. Equity Fund” is deleted in its entirety and replaced with the following:

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

On page 61 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers,” the biography of Thomas R. Lincoln is deleted in its entirety.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.